Exhibit 99.1

                              TERMINATION AGREEMENT

B E T W E E N

                     Simmonds Mercantile and Management Inc.

                                                                        ("SMMI")

                                     - and -

                        Wireless Age Communications, Inc.

                                                                ("Wireless Age")

            WHEREAS Simmonds Capital Limited and Wireless Age Communications, Inc. are parties to a Management Services Agreement dated May 1, 2003 (the "Management Services Agreement");

            AND WHEREAS Simmonds Capital Limited assigned by mutual verbal consent the Management Services Agreement to SMMI effective January 1, 2004;

            AND WHEREAS SMMI and Wireless Age agree to terminate the Management Services Agreement effective October 1, 2005;

            AND WHEREAS John G. Simmonds resigned as Chief Executive Officer of Wireless Age on September 12, 2005 and Bradley J. Poulos was appointed Chief Executive Officer of Wireless Age on September 12, 2005;

            AND WHEREAS John G. Simmonds was remunerated prior to termination through the Management Services Agreement and no longer provides such services to Wireless Age;

            AND WHEREAS the parties wish to set out in this Agreement the terms, conditions and covenants of the parties in consideration of the termination of the Management Services Agreement;

            NOW THEREFORE the parties hereto agree as follows:

1. SMMI and Wireless Age agree to terminate their Management Services Agreement effective October 1, 2005.

2. In consideration of the termination of the Management Services Agreement, the parties agree to the following financial arrangements:

      (i) SMMI will receive a Break Fee represented by a payment in the amount of C$118,000.00, being less than three months services of the remaining seven months


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      under the Management Services Agreement, paid in two (2) equal payments of
      C$59,000.00 on October 3, 2005 and October 14, 2005;

      (ii) Gary N. Hokkanen ("Hokkanen"), Wireless Age's Chief Financial Officer who has been remunerated prior to termination through the Management Services Agreement will be offered employment on customary terms for such position directly by Wireless Age. Negotiation of such employment to be completed by Hokkanen and Wireless Age on a good faith basis within two weeks of the date of this Agreement;

      (iii) Carrie J. Weiler ("Weiler"), Wireless Age's Corporate Secretary who has been remunerated prior to termination through the Management Services Agreement will be offered a Consulting Agreement on customary terms for such position directly by Wireless Age. Negotiation of such arrangement to be completed by Weiler and Wireless Age on a good faith basis within two weeks of the date of this Agreement;

      (iv) Negotiate such other arrangements as the parties hereto feel necessary.

3. The parties hereto agree to execute the Mutual Release which is attached hereto as Schedule "A".

4. The parties agree that in the event that any term or condition herein or part thereof shall be deemed void, invalid or enforceable by Court of competent jurisdiction, the remaining terms and conditions or parts thereof shall remain in full force and effect.

5. This Agreement constitutes the entire agreement between the parties and supersedes all prior representations or agreements related to this Agreement. This Agreement shall be governed by the laws of the Province of Ontario.

6. SMMI acknowledges that it understands the terms and conditions contained in this Agreement and enters into this Agreement voluntarily.

            Dated this 30th day of September, 2005.

                                                SIMMONDS MERCANTILE AND
                                                MANAGEMENT INC.

                                                Per:  /s/ John G. Simmonds
                                                      --------------------------
                                                      Name: John G. Simmonds
                                                      Title: CEO

                                                WIRELESS AGE
                                                COMMUNICATIONS, INC.

                                                Per:  /s/ Bradley J. Poulos
                                                      --------------------------
                                                      Name: Bradley J. Poulos
                                                      Title: President & CEO

                                  SCHEDULE "A"

                                 MUTUAL RELEASE

      IN CONSIDERATION of the terms of settlement outlined in the attached Termination Agreement (the "Agreement") and other good and valuable consideration, the receipt and sufficiency whereof are acknowledged, the undersigned, Simmonds Mercantile and Management Inc., ("SMMI"), discharges Wireless Age Communications, Inc. ("WACI"), including their parents, affiliates, successors and predecessors and all affiliated entities and the officers, directors, employees and agents thereof, of and from all actions, causes of actions, claims, demands and liabilities of every nature or kind whether arising at common law or in equity, by contract, by tort or under any statute or otherwise in any way related to or connected with the termination of said Management Services Agreement between SMMI and WACI.

      AND IN FURTHER CONSIDERATION of the Agreement and other good and valuable consideration WACI hereby releases SMMI from all actions, causes of actions, claims, demands and liabilities of every nature or kind whether arising at common law or in equity, by contract, by tort or under any statute or otherwise in any way related to or connected with the termination of said Management Services Agreement between SMMI and WACI.

      THE PARTIES HEREBY INDEMNIFY AND SAVE HARMLESS EACH OTHER from any and all claims or demands arising out of or in any way connected with this Agreement.

      THE PARTIES HEREBY DECLARE that they fully understand the nature and terms of this Mutual Release and that the acceptance of the consideration set out in the Agreement is for the purpose of making full and final compromise, adjustment and settlement of all claims as aforesaid, and specifically including any claim by SMMI to further financial compensation.

      THE PARTIES HEREBY CONFIRM that they have been afforded an opportunity to obtain independent legal advice to review the contents of the Agreement and this Mutual Release and confirm that they are executing them voluntarily and without duress.

      THE PARTIES HEREBY DECLARE that they fully understand and agree that should they hereafter make any claim or demand or commence or threaten to commence any action or complaint against the other party(ies), individually or jointly, for or by reason of any cause, matter or thing, this document may be raised as an estoppel to any claim, demand, action or complaint commenced in regard to the aforesaid.

      THE PARTIES AGREE that this Mutual Release shall enure to their benefit and shall be binding upon their heirs, executors, administrators, successors and assigns.

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                                      - 2 -


            Dated this 30th day of September, 2005.

                                                SIMMONDS MERCANTILE AND
                                                MANAGEMENT INC.


                                                Per:  /s/ John G. Simmonds
                                                      --------------------
                                                      Name: John G. Simmonds
                                                      Title: CEO


                                                WIRELESS AGE
                                                COMMUNICATIONS, INC.


                                                Per:  /s/ Bradley J. Poulos
                                                      ---------------------
                                                      Name: Bradley J. Poulos
                                                      Title: President & CEO